AXA PREMIER VIP TRUST

Multimanager Technology Portfolio – Class A and Class B Shares

Summary Prospectus dated May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Technology Portfolio	Class A Shares	Class B Shares
Management Fee	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.23%	1.48%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$125	$390	$676	$1,489
Class B Shares	$151	$468	$808	$1,768

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 129% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. This policy may not be changed without providing at least sixty days’ written notice to the portfolio’s shareholders. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. In addition, securities of companies in the technology sector may include financial instruments that derive their value from the securities of such companies. The portfolio does not limit its investment to issuers within a specific market capitalization range and can invest in securities of both U.S. and foreign companies. The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth.

AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”) will generally allocate the portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio

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will track the performance of a particular index (“Index Allocated Portion”), one or more other portions of the portfolio will be actively managed (“Active Allocated Portions”), and another portion will invest in exchange-traded funds (“ETFs”) (“ETF Allocation Portion”). Under normal circumstances, AXA Equitable allocates approximately 30% of the Portfolio’s net assets to the Index Allocated Portion, approximately 50% of net assets among the Active Allocated Portions, and approximately 20% of net asset to the ETF Allocated Portion. These percentages are targets established by AXA Equitable; actual allocations to the Index Allocated and Active Allocated Portions may deviate from these targets by up to 20% of the portfolio’s net assets and by up to 25% of the Portfolio’s net assets with respect to the ETF Allocated Portion, but any allocation to the ETF Allocated Portion generally shall not exceed 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P North American Technology Sector Index with minimal tracking error. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in ETFs that seek to track the S&P North American Technology Sector Index and in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective. The Active Allocated Portions’ sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. These sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. The principal risks presented by the Portfolio are discussed below and are described in detail in the section of AXA Premier VIP Trust’s (the “Trust”) prospectus entitled “More About Investment Strategies and Risks”:

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Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions.

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ETF Risk — When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

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Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulating regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

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Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Portfolio Turnover Risk — High portfolio turnover (generally, turnover excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

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•	Sector Concentration Risk — A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

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Mid-Cap and Small-Cap Company Risk — A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

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Technology Sector Risk — The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2009 compared to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
26.92% (2003 2nd Quarter)	–27.05% (2002 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (December 31, 2001)
Multimanager Technology Portfolio — Class A Shares	58.80%	3.67%	1.73%
Multimanager Technology Portfolio — Class B Shares	58.60%	3.41%	1.47%
S&P North American Technology Sector Index	63.19%	3.75%	1.65%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

AXA Equitable is responsible for overseeing the sub-advisers listed below, each of which is responsible for the day-to-day management of an allocated portion of the Portfolio’s assets. AXA Equitable has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace sub-advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, AXA Equitable may not enter into an advisory agreement with an “affiliated person” of AXA Equitable, such as AllianceBernstein L.P., unless the advisory agreement is approved by the affected Portfolio’s shareholders.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski	Vice President	May 1, 2009

Sub-adviser: RCM Capital Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Huachen Chen	Managing Director, Senior Analyst and Portfolio Manager	January 2002
Walter C. Price	Managing Director, Senior Analyst and Portfolio Manager	January 2002

Sub-adviser: SSgA Funds Management, Inc. (“SSgA”)

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Lynn Blake	Principal of SSgA	January 2009
John Tucker	Principal of SSgA	January 2009

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Sub-adviser: Wellington Management Company, LLP

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
John F. Averill, CFA	Senior Vice President and Global Industry Analyst	December 2003
Nicolas B. Boullet	Vice President and Global Industry Analyst	May 2009
Bruce L. Glazer	Senior Vice President and Global Industry Analyst	December 2003
Anita M. Killian, CFA	Senior Vice President and Global Industry Analyst	December 2003

PURCHASE AND SALE OF PORTFOLIO SHARES

The Trust’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable and other affiliated or unaffiliated insurance companies. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investments.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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